UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016 (April 12, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2255 Glades Road, Suite 342 W, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On April 12, 2016, the Board of Directors (the “Board”) of Twinlab Consolidated Holdings, Inc. (the “Company”) elected each of B. Thomas Golisano and David Still as members of the Board, with such appointments to be effective April 15, 2016.

The Board appointed (i) Mr. Golisano as the Chairman of the Compensation Committee and (ii) Mr. Still to the Audit Committee, in each case effective April 15, 2016.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2015 (the “October 8-K”), Golisano Holdings LLC, an affiliate of Mr. Golisano (“Golisano LLC”), Thomas A. Tolworthy, the former President and Chief Executive Officer of the Company, Little Harbor, LLC, GREAT HARBOR CAPITAL, LLC, the David L. Van Andel Trust U/A dated November 30, 1993 and the Company (collectively the “Voting Agreement Counterparties”) entered into a Voting Agreement, dated as of October 5, 2015 (the “Golisano Voting Agreement”).

Pursuant to the Golisano Voting Agreement, each of the Voting Agreement Counterparties agreed in favor of Golisano LLC to vote their shares of Common Stock, or shares over which such holder has voting control, in favor of several enumerated items, including primarily, that for so long as Golisano LLC continues to own beneficially at least ten percent (10%) of the outstanding shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of the Golisano Warrant (as defined below)), to ensure that two persons designated by Golisano LLC (each a “Golisano Designee” and collectively the “Golisano Designees”), shall be elected to the Board. One of the initial Golisano Designees under the Voting Agreement was B. Thomas Golisano and the other was to be appointed by Golisano LLC at a later date, and Mr. Still is currently such additional Golisano Designee.

Each of the Voting Agreement Counterparties also agreed in favor of Golisano LLC to vote all of its shares to ensure that: (a) no director elected by Golisano LLC may be removed from office unless (i) such removal is directed or approved by the affirmative vote of Golisano LLC or (ii) Golisano LLC is no longer so entitled to designate or approve such director; (b) any vacancies created by the resignation, removal or death of a director elected by Golisano LLC shall be filled pursuant to the provisions of the Golisano Voting Agreement; and (c) upon the request of Golisano LLC to remove the Golisano Designee as director, such Golisano Designee shall be removed.

The Company agreed to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under the Golisano Voting Agreement are effective.

The Golisano Voting Agreement remains in effect until terminated by the parties or the first date that Golisano LLC is no longer entitled to elect the Golisano Designees as directors of the Company in accordance with the terms of the Golisano Voting Agreement.

As previously disclosed in the October 8-K, on October 2, 2015, the Company entered into a Securities Purchase Agreement (the “SPA”) with Golisano LLC. Pursuant to the SPA, on October 5, 2015, the Company sold Golisano LLC 88,711,241 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $25,000,000.

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In addition to the 88,771,241 shares of Common Stock sold to Golisano LLC, the Company issued Golisano LLC a warrant (the “Golisano Warrant”), which Warrant is intended to maintain, following each future issuance of shares of Common Stock pursuant to the conversion, exercise or exchange of certain currently outstanding warrants to purchase shares of Common Stock held by third-parties, Golisano LLC’s proportional ownership of the Company’s issued outstanding Common Stock so that it is the same thereafter as on October 5, 2015. The Company has reserved 12,697,977 shares of Common Stock for issuance under the Golisano Warrant. The purchase price for any shares of Common Stock issuable upon exercise of the Golisano Warrant is $.001 per share. On February 4, 2016, Golisano LLC partially exercised the Golisano Warrant for 509,141 shares of Common Stock.

The Company and Golisano LLC entered into a Registration Rights Agreement, dated as of October 5, 2015 (the “Registration Rights Agreement”), granting Golisano LLC certain registration rights for the shares of Common Stock (i) sold pursuant to the SPA and (ii) issuable on exercise of the Golisano Warrant.

Golisano LLC also has the right to participate in certain future issuances of equity securities (including rights, options or warrants to purchase such equity securities or securities that are convertible or exchangeable into or exercisable for such equity securities) of the Company up to an amount equal to its then-proportional ownership interest in the Company.

The forgoing descriptions of the (i) Golisano Voting Agreement; (ii) SPA; (iii) Golisano Warrant; and (iv) Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents, which documents were filed by the Company in the October 8-K and are hereby incorporated by reference herein.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on February 3, 2016, on January 28, 2016, Golisano LLC lent the Company $2,500,000 pursuant to an Unsecured Promissory Note, dated January 28, 2016 (the “Golisano Note”). The Golisano Note matures on January 28, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Golisano Note is payable in twenty-four (24) monthly installments of $104,166.67 commencing on February 28, 2017. Pursuant to the Golisano Note, the Company issued into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 1,136,363 shares Common Stock, at an exercise price of $.01 per share (the “Second Golisano Warrant”). The Second Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Golisano Note and any accrued and unpaid interest thereon as of January 28, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Golisano Note). The shares of Common Stock issuable pursuant to the Second Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on March 25, 2016, on March 21, 2016, Golisano LLC lent the Company $7,000,000 pursuant to an Unsecured Promissory Note, dated March 21, 2016 (the “Second Golisano Note”). The Second Golisano Note matures on March 21, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Second Golisano Note is payable in 24 monthly installments of $291,666.67 commencing on April 21, 2017. The Second Golisano Note provides that the Company issue into escrow in the name of Golisano LLC a warrant to purchase an aggregate of 3,181,816 shares of Common Stock at an exercise price of $0.01 per share (the “Third Golisano Warrant”). The Third Golisano Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Golisano LLC the entire unamortized principal amount of the Second Golisano Note and any accrued and unpaid interest thereon as of March 21, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Second Golisano Note). The shares of Common Stock issuable pursuant to the Third Golisano Warrant are also entitled to the benefits of the Registration Rights Agreement.

The foregoing descriptions of the (i) Golisano Note; (ii) Second Golisano Warrant; (iii) Second Golisano Note; and (iv) Third Golisano Warrant are qualified in their entirety by reference to the full text of such documents, which documents were filed by the Company in a Current Report on Form 8-K filed with the SEC on February 3, 2016 and March 25, 2016, respectively, and are hereby incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2016

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Naomi L. Whittel
Naomi L. Whittel
Chief Executive Officer

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